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                                                                     EXHIBIT (j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports dated October 23, 1998 and November 20, 1998 and to all references to our firm included in or made a part of this Amendment No. 5 to the Registration Statement of Form N-1A of Driehaus Mutual Funds.





                                                             Arthur Andersen LLP



Chicago, Illinois,
December 23, 1998